Exhibit 99.2
                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

Check this box if no longer subject to
  Section 16:                             [ ]

Name and Address:                         Oracle Associates, LLC
                                          200 Greenwich Avenue, 3rd Floor
                                          Greenwich, CT 06830

Issuer and Ticker Symbol:                 Access Pharmaceuticals, Inc. ("ACCP")

Date of Earliest Transaction:             12/31/05

Relationship to Issuer:                   10% Owner

Designated Filer:                         Larry N. Feinberg

TABLE I INFORMATION
Title of Security:                        Common Stock
Transaction Date:                         12/31/2005
Transaction Code:                         P
Securities Disposed:                      299,056
Acquired or Disposed:                     A
Price:                                    $0.65
Ownership Form:                           I
Amount Beneficially Owned After
  Transaction                             (11)
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Security:                        Common Stock
Transaction Date:                         12/31/2005
Transaction Code:                         P
Securities Disposed:                      82,745
Acquired or Disposed:                     A
Price:                                    $0.65
Ownership Form:                           I
Amount Beneficially Owned After
  Transaction                             (11)
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Security:                        Common Stock
Transaction Date:                         6/5/2006
Transaction Code:                         (J) (4)
Securities Disposed:                      14,104,032
Acquired or Disposed:                     D
Price:                                    $0.00
Ownership Form:                           I
Amount Beneficially Owned After
  Transaction                             (11)
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Security:                        Common Stock
Transaction Date:                         6/5/2006
Transaction Code:                         (J) (4)
Securities Disposed:                      222,116
Acquired or Disposed:                     D
Price:                                    $0.00
Ownership Form:                           I
Amount Beneficially Owned After
  Transaction                             (11)
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Security:                        Common Stock
Transaction Date:                         9/1/2006
Transaction Code:                         J
Securities Disposed:                      0.2
Acquired or Disposed:                     D
Price:                                    $0.00 (5)
Ownership Form:                           I
Amount Beneficially Owned After
  Transaction                             (11)
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Security:                        Common Stock
Transaction Date:                         1/22/2007
Transaction Code:                         P
Securities Disposed:                      6,040
Acquired or Disposed:                     A
Price:                                    $2.53
Ownership Form:                           I
Amount Beneficially Owned After
  Transaction                             (11)
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Security:                        Common Stock
Transaction Date:                         2/26/2007
Transaction Code:                         S
Securities Disposed:                      19,000
Acquired or Disposed:                     D
Price:                                    $7.314
Ownership Form:                           I
Amount Beneficially Owned After
  Transaction                             (11)
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Security:                        Common Stock
Transaction Date:                         2/26/2007
Transaction Code:                         S
Securities Disposed:                      5,000
Acquired or Disposed:                     D
Price:                                    $7.314
Ownership Form:                           I
Amount Beneficially Owned After
  Transaction                             (11)
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Security:                        Common Stock
Transaction Date:                         2/27/2007
Transaction Code:                         S
Securities Disposed:                      300
Acquired or Disposed:                     D
Price:                                    $7.00
Ownership Form:                           I
Amount Beneficially Owned After
  Transaction                             (11)
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Security:                        Common Stock
Transaction Date:                         2/27/2007
Transaction Code:                         S
Securities Disposed:                      100
Acquired or Disposed:                     D
Price:                                    $7.00
Ownership Form:                           I
Amount Beneficially Owned After
  Transaction                             (11)
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Security:                        Common Stock
Transaction Date:                         6/19/2007
Transaction Code:                         S
Securities Disposed:                      40,000
Acquired or Disposed:                     D
Price:                                    $5.17
Ownership Form:                           I
Amount Beneficially Owned After
  Transaction                             (11)
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Security:                        Common Stock
Transaction Date:                         6/19/2007
Transaction Code:                         P
Securities Disposed:                      60,000
Acquired or Disposed:                     A
Price:                                    $5.17
Ownership Form:                           I
Amount Beneficially Owned After
  Transaction                             (11)
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Security:                        Common Stock
Transaction Date:                         2/12/2008
Transaction Code:                         P
Securities Disposed:                      29,736
Acquired or Disposed:                     A
Price:                                    $3.15
Ownership Form:                           I
Amount Beneficially Owned After
  Transaction                             (11)
Nature of Indirect Beneficial
  Ownership                               (10)

TABLE II INFORMATION
Title of Derivative Security:             Preferred Stock
Conversion or Exercise Price of
  Derivative Security                     (6)
Transaction Date:                         11/10/07
Transaction Code:                         J (7)
Securities Acquired:                      351
Date Exercisable and Expiration Date:     (6)
Title of Underlying Securities:           Common Stock
Amount of Underlying Securities:          1,170,150
Price of Derivative Securities:           (7)
Number Beneficially Owned                 351
Ownership Form:                           I
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Derivative Security:             Warrants
Conversion or Exercise Price of
  Derivative Security                     (9)
Transaction Date:                         11/10/07
Transaction Code:                         J (7)
Securities Acquired:                      585,077
Date Exercisable and Expiration Date:     (9)
Title of Underlying Securities:           Common Stock
Amount of Underlying Securities:          585,077
Price of Derivative Securities:           (7)
Number Beneficially Owned                 585,077
Ownership Form:                           I
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Derivative Security:             Preferred Stock
Conversion or Exercise Price of
  Derivative Security                     (6)
Transaction Date:                         3/11/08
Transaction Code:                         P
Securities Acquired:                      72
Date Exercisable and Expiration Date:     (6)
Title of Underlying Securities:           Common Stock
Amount of Underlying Securities:          240,000
Price of Derivative Securities:           (8)
Number Beneficially Owned                 423
Ownership Form:                           I
Nature of Indirect Beneficial
  Ownership                               (10)

Title of Derivative Security:             Warrants
Conversion or Exercise Price of
  Derivative Security                     (9)
Transaction Date:                         3/11/08
Transaction Code:                         P
Securities Acquired:                      119,811
Date Exercisable and Expiration Date:     (9)
Title of Underlying Securities:           Common Stock
Amount of Underlying Securities:          119,811
Price of Derivative Securities:           (8)
Number Beneficially Owned                 119,811
Ownership Form:                           I
Nature of Indirect Beneficial
  Ownership                               (10)

Explanation of Responses:

(4) - (11): See Exhibit 99.1.


   Signature:                             ORACLE ASSOCIATES, LLC


                                          By: /s/ Larry N. Feinberg
                                              ----------------------------------
                                              Name:   Larry N. Feinberg
                                              Title:  Managing Member

    Date:                                 June 10, 2008